AMENDMENT TO PROMISSORY NOTE, LOAN AGREEMENT, MORTGAGE
AND LOAN DOCUMENTS AND ASSUMPTION AND LOAN MODIFICATION
AGREEMENT

THIS AMENDMENT TO PROMISSORY NOTE, LOAN AGREEMENT, MORTGAGE AND LOAN DOCUMENTS AND ASSUMPTION AND LOAN MODIFICATION AGREEMENT (hereinafter the “Amendment”) made and entered into as of the 31st day of July, 2009 by and between Commerce Bank & Trust Company, a Massachusetts trust company with a principal place of business at 386 Main Street, Worcester, Massachusetts (hereinafter “Lender”) and Seracare Life Sciences, Inc., a Delaware corporation having its principal place of business at 37 Birch Street, Milford, Massachusetts 01757 (hereinafter “Borrower”) is firmly affixed to and made a part of a certain Promissory Note of Boston Biomedica, Inc. payable to the order of the Lender dated as of March 31, 2000 in the original principal amount of Two Million Nine Hundred Thousand and 00/100 Dollars ($2,900,000.00), and assumed by the Borrower as of September 14, 2004 and having a current principal balance of $1,823,973.11 (hereinafter “Note”).

WHEREAS, the Borrower did enter into and execute a certain Assumption and Modification Agreement in favor of the Lender, dated September 14, 2004 (hereinafter the “Assumption Agreement”) in which the Borrower agreed to assume each and every obligation of Boston Biomedica, Inc. to the Lender as defined and described in the Loan Documents as defined and modified under that certain Assumption Agreement; and,

WHEREAS, the Borrower and the Lender wish to further amend, renew and affirm the Loan Documents and Assumption Agreement and certain conditions therein.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, including the Lender’s continuing extension of credit to the Borrower, the Borrower and the Lender hereby agree that the Loan Documents are amended as follows:

1. Borrower will reduce the outstanding principal balance to $1,200,000.00 by direct payments to principal resulting in the following outstanding principal balances on or before the first (lst) business day of each month as stated:

•	$1,600,000.00 August 2009

•	$1,400,000.00 September 2009

•	$1,200,000.00 October 2009

2.	Interest Rate to be established at the Commerce Bank Base Rate plus 300 basis points, fully floating with a floor of 6.25%.

3.	Extension fee of $18,000.00 payable on, or before execution of modification documents.

4.	Maturity: Eighteen (18) months from the date of execution herein or no later than February 28, 2011.

5.	Payments of Interest as billed for months of August 2009, September 2009, and October 2009, with monthly payments of Principal and Interest based on a ten (10) year amortization schedule of the scheduled reduced principal balance of $1,200,000.00 at the applicable Interest Rate beginning November 1, 2009.

6.	Prepayment of principal in any amount allowed at any time without penalty.

7.	Incremental principal reductions shall be made in amounts equal and simultaneous to the amount of any reduction in the market listing price.

8.	Borrower will submit complete and current disclosure of on-going property marketing activity including detail of all listing terms and prospect inquiries.

9.	Borrower will maintain a minimum net worth of $18,000,000.00 at all times.

10.	All references in the Loan Documents delivered in connection therewith shall be deemed to mean the Note as amended by this Amendment.

As hereby amended, the Note is hereby ratified and confirmed in all respects, and all terms and provisions of the Note not amended hereby shall remain in full force and effect.

WITNESS THE EXECUTION HEREOF, as an instrument under seal as of the date first set forth above.

SERACARE LIFE SCIENCES, INC.

/s/ Susan L.N. Vogt

By: Susan L.N. Vogt
Its: President

/s/ Gregory A. Gould

By: Gregory A. Gould
Its: Chief Financial Officer/
Treasurer/Secretary

COMMERCE BANK & TRUST COMPANY

/s/ Paul E. Lesniewski

By: Paul E. Lesniewski
Its: Senior Vice President

COMMONWEALTH OF MASSACHUSETTS

Worcester                                                                     ss.

On this 29 day of July, 2009 before me, the undersigned notary public, personally appeared Susan L.N. Vogt, proved to me through satisfactory evidence of identification, which was photographic identification with signature issued by a federal or state governmental agency, oath or affirmation of a credible witness, personal knowledge of the undersigned, to be the person whose name is signed on the preceding document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as President of Seracare Life Sciences, Inc.

Notary Public: /s/ Shannon M. Galvin
Commission Expires: February 21, 2014

COMMONWEALTH OF MASSACHUSETTS

Worcester                                                                      ss.

On this 21 day of July, 2009 before me, the undersigned notary public, personally appeared Gregory A. Gould, proved to me through satisfactory evidence of identification, which was photographic identification with signature issued by a federal or state governmental agency, oath or affirmation of a credible witness, personal knowledge of the undersigned, to be the person whose name is signed on the preceding document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as Chief Financial Officer/Treasurer/Secretary of Seracare Life Sciences, Inc.

Notary Public: /s/ Shannon M. Galvin
Commission Expires: February 21, 2014

COMMONWEALTH OF MASSACHUSETTS

Worcester                                                                      ss.

On this 31st day of July, 2009 before me, the undersigned notary public, personally appeared Paul E. Lesniewski, proved to me through satisfactory evidence of personally known identification, which was personal knowledge of the undersigned, to be the person whose name is signed on the preceding document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as SVP of Commerce Bank & Trust Company.

Notary Public: /s/ Lucile E. Daly
Commission Expires: Feb. 25, 2016